                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549
                      ______________________________

                                 Form 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) October 12, 1999

                               COINSTAR, INC.
           (Exact name of registrant as specified in its charter)

          DELAWARE                      000-22555              91-3156448
(State or other jurisdiction     (Commission File No.)       (IRS Employer
     of incorporation)                                      Identification No.)

                               COINSTAR, INC.
                            1800-114TH AVENUE SE
                          BELLEVUE, WASHINGTON 98004
        (Address of principal executive offices, including zip code)

                               (425) 943-8000
             (Registrant's telephone number, including area code)


                                                                     Page 1 of 4
                                                 Exhibit Index appears on page 4

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                            ITEM 5. OTHER EVENTS

       On October 12, 1999, Coinstar Inc. (the "Company") and Cash
Technologies Inc., parent company of CoinBank Automated Systems Inc. ("CoinBank"), announced resolution and settlement of litigation involving patent infringement claims and counter-claims filed by the Company on June 18, 1997. The settlement provides for the dismissal with prejudice of each party's respective claims in the litigation.

       As part of this settlement of litigation, CoinBank grants Coinstar a worldwide, perpetual, non-exclusive license to certain CoinBank technology and a 45 day right of first refusal to purchase CoinBank Automated Systems Inc.
In consideration for the right of first refusal, CoinBank has received $600,000 and was provided 30,000 shares of Coinstar common stock. If the companies consummate a purchase agreement for CoinBank, the cash and stock payment would be credited toward the purchase price.

       The settlement effectively ends the dispute over the patents-in-suit and includes a release and covenant not to sue.

       Further and specific terms and conditions of the settlement are confidential.

FORWARD LOOKING STATEMENTS

       In addition to historical information contained herein, this news release contains forward-looking statements about the Company that involve risks and uncertainties. The Company's future actual results could differ materially from the forward-looking statements discussed herein. Factors that could cause or contribute to such differences include, but are not limited to, success of the possible purchase of CoinBank, value of the licensed technology and our continuing ability to protect our patents and proprietary rights, as well as other risks discussed under "Risk Factors" included in the Company's Registration Statement, as amended, on Form S-3 (No. 333-79073), its Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission.

                                                                     Page 2 of 4

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                              ITEM 7. EXHIBITS

       The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

       (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

              Not applicable

       (b)    PRO FORMA FINANCIAL INFORMATION

              Not applicable

       (c)    EXHIBITS

              99.1   Press Release, dated October 12, 1999

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SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          COINSTAR, INC.


                                          By:  /s/ Kirk Collamer
                                             ----------------------------------
                                             Kirk Collamer
                                             Vice President and Chief Financial
                                             Officer

Dated:  October 12, 1999

                                   EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------
     99.1          Press Release, dated October 12, 1999




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